INVESTOR FINANCIAL SUPPLEMENT
JANUARY 9, 2008

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i, ii

CONSOLIDATED	Operating Results by Segment
	Nine months ended September 30, 2007	C-1a
	Year ended December 31, 2006	C-1b
Analysis of Operating Results by Segment
	Nine months ended September 30, 2007	C-2a
	Year ended December 31, 2006	C-2b

LIFE	Financial Highlights
	Nine months ended September 30, 2007	L-1a
	Year ended December 31, 2006	L-1b
Operating Results
	Nine months ended September 30, 2007	L-2a
	Year ended December 31, 2006	L-2b
Retail Products Group
Income Statements
Individual Annuity
	Nine months ended September 30, 2007	L-3a
	Year ended December 31, 2006	L-3b
Other
	Nine months ended September 30, 2007	L-4a
	Year ended December 31, 2006	L-4b
Retirement Plans
Income Statements
	Nine months ended September 30, 2007	L-5a
	Year ended December 31, 2006	L-5b
Institutional Solutions Group
Income Statements
	Nine months ended September 30, 2007	L-6a
	Year ended December 31, 2006	L-6b
Individual Life
Income Statements
	Nine months ended September 30, 2007	L-7a
	Year ended December 31, 2006	L-7b
Group Benefits
Income Statements
	Nine months ended September 30, 2007	L-8a
	Year ended December 31, 2006	L-8b
International
Japan
Income Statememts
	Nine months ended September 30, 2007	L-9a
	Year ended December 31, 2006	L-9b

PROPERTY &	Ongoing Operations
CASUALTY	Underwriting Results
	Nine months ended September 30, 2007	PC-1a
	Year ended December 31, 2006	PC-1b
Personal Lines
Underwriting Results
	Nine months ended September 30, 2007	PC-2a
	Year ended December 31, 2006	PC-2b
Written and Earned Premiums
	Nine months ended September 30, 2007	PC-3a
	Year ended December 31, 2006	PC-3b
Small Commercial
Underwriting Results
	Nine months ended September 30, 2007	PC-4a
	Year ended December 31, 2006	PC-4b
Middle Market
Underwriting Results
	Nine months ended September 30, 2007	PC-5a
	Year ended December 31, 2006	PC-5b
Specialty Commercial
Underwriting Results
	Nine months ended September 30, 2007	PC-6a
	Year ended December 31, 2006	PC-6b
Written and Earned Premiums
	Nine months ended September 30, 2007	PC-7a
	Year ended December 31, 2006	PC-7b
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
	Nine months ended September 30, 2007	PC-8
	Year ended December 31, 2006	PC-9
	Year ended December 31, 2005	PC-10

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into six reportable operating segments: Retail Products Group, Retirement Plans, Institutional Solutions Group, Individual Life, Group Benefits and International. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; the mark-to-market adjustment for the equity securities held for trading reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and intersegment eliminations.

•	Property & Casualty includes Ongoing Operations and Other Operations. In 2007, Ongoing Operations realigned its underwriting segments to include Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on net income.

•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as certain capital raising and purchase accounting adjustment activities.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	Certain reclassifications have been made to the prior periods to conform to the September 30, 2007 presentation.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-1a and C-1b.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. The Hartford’s reconciliation of core earnings per share to net income per share for the periods presented herein have been provided in previously published quarterly Investor Financial Supplements.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth on pages PC-1a and PC-1b.

•	The Hartford’s management evaluates profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial underwriting segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. The Hartford’s reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations for the periods presented herein have been provided in previously published quarterly Investor Financial Supplements.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a and C-2b.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement or in previously published quarterly supplements.)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2007	2007	2007	2006	2007	Change

LIFE
Retail Products Group
Individual Annuity	$177	$184	$365	$484	$726	50%
Other Retail	15	16	17	41	48	17%

Total Retail Products Group	192	200	382	525	774	47%
Retirement Plans	23	26	18	63	67	6%
Institutional Solutions Group	35	32	38	78	105	35%
Individual Life	46	46	64	137	156	14%
Group Benefits	68	86	92	219	246	12%
International	55	59	79	146	193	32%
Other [1]	(1)	(14)	9	43	(6)	NM

Total Life core earnings [2]	418	435	682	1,211	1,535	27%

PROPERTY & CASUALTY
Ongoing Operations
Ongoing Operations Underwriting Results
Personal Lines	130	84	78	321	292	(9%)
Small Commercial	84	101	119	289	304	5%
Middle Market	33	34	22	170	89	(48%)
Specialty Commercial	46	(2)	6	40	50	25%

Total Ongoing Operations underwriting results	293	217	225	820	735	(10%)
Net servicing income	11	14	16	45	41	(9%)
Net investment income	351	385	346	886	1,082	22%
Periodic net coupon settlements on credit derivatives, before-tax	3	3	5	2	11	NM
Other expenses	(60)	(56)	(63)	(168)	(179)	(7%)
Income tax expense	(178)	(165)	(138)	(470)	(481)	(2%)

Ongoing Operations core earnings [1]	420	398	391	1,115	1,209	8%

Other Operations core earnings [3]	28	(36)	14	(88)	6	NM

Total Property & Casualty core earnings	448	362	405	1,027	1,215	18%

CORPORATE
Total Corporate core earnings [2]	(23)	(33)	(27)	(141)	(83)	41%

CONSOLIDATED
Core earnings	843	764	1,060	2,097	2,667	27%
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [2]	33	(137)	(209)	(135)	(313)	(132%)

Net income	$876	$627	$851	$1,962	$2,354	20%

PER SHARE DATA
Diluted earnings per share
Core earnings	$2.61	$2.39	$3.33	$6.68	$8.33	25%
Net income	$2.71	$1.96	$2.68	$6.25	$7.35	18%

[1]	Included in the nine months ended September 30, 2006 in Life core earnings is a charge of $7, after-tax, to reserve for regulatory matters. Included in the three months ended June 30, 2007 and the nine months ended September 30, 2007 in Life core earnings is a charge of $21, after-tax, to reserve for regulatory matters. Included in the three months ended June 30, 2007 and the nine months ended September 30, 2007 in Ongoing Operations core earnings is a charge of $9, after-tax, to reserve for regulatory matters.

[2]	Included in the three months ended September 30, 2007 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $227, $3, and $(17), respectively, related to the effect of the unlock of deferred acquisition costs.

[3]	The nine months ended September 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended June 30, 2007 included a charge of $64, after-tax, principally as a result of an adverse arbitration decision.

C-1a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement or in previously published quarterly supplements.)

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2006	2006	2006	2006	2005	2006	Change
LIFE
Retail Products Group
Individual Annuity	$162	$152	$170	$86	$617	$570	(8%)
Other Retail [1]	17	11	13	16	6	57	NM

Total Retail Products Group	179	163	183	102	623	627	1%
Retirement Plans	25	18	20	45	76	108	42%
Institutional Solutions Group	23	30	25	25	92	103	12%
Individual Life	41	50	46	29	162	166	2%
Group Benefits	68	77	74	88	273	307	12%
International	46	52	48	101	96	247	157%
Other [2] [3] [4]	36	(4)	11	4	(122)	47	NM

Total Life core earnings [5]	418	386	407	394	1,200	1,605	34%

PROPERTY & CASUALTY
Ongoing Operations
Ongoing Operations Underwriting Results
Personal Lines	106	126	89	108	460	429	(7%)
Small Commercial	85	112	92	133	232	422	82%
Middle Market	46	79	45	37	163	207	27%
Specialty Commercial	50	(37)	27	13	(164)	53	NM

Total Ongoing Operations underwriting results	287	280	253	291	691	1,111	61%
Net servicing income	18	12	15	8	49	53	8%
Net investment income	291	296	299	339	1,082	1,225	13%
Periodic net coupon settlements on credit derivatives, before-tax	—	1	1	2	—	4	NM
Other expenses	(53)	(75)	(40)	(54)	(202)	(222)	(10%)
Income tax expense	(157)	(153)	(160)	(174)	(467)	(644)	(38%)

Ongoing Operations core earnings	386	361	368	412	1,153	1,527	32%

Other Operations core earnings [6]	35	(126)	3	36	54	(52)	NM

Total Property & Casualty core earnings	421	235	371	448	1,207	1,475	22%

CORPORATE
Total Corporate core earnings [5]	(42)	(48)	(51)	(74)	(165)	(215)	(30%)

CONSOLIDATED
Core earnings	797	573	727	768	2,242	2,865	28%
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [5]	(69)	(97)	31	15	32	(120)	NM

Net income	$728	$476	$758	$783	$2,274	$2,745	21%

PER SHARE DATA
Diluted earnings per share
Core earnings	$2.56	$1.83	$2.30	$2.37	$7.34	$9.07	24%
Net income	$2.34	$1.52	$2.39	$2.42	$7.44	$8.69	17%

[1]	Included in the year ended December 31, 2005 is an expense of $46, after-tax, for the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds of which $22, after-tax, was included as an expense in the three months ended December 31, 2005 representing the final settlement of this matter.

[2]	Includes charges of (i) $102, after-tax, for the year ended December 31, 2005, of which $36, after-tax, was included in the three months ended December 31, 2005, and (ii) $7, after-tax, for the three months ended March 31, 2006, to reserve for investigations by the SEC and the New York Attorney General’s Office related to market timing, by the SEC related to directed brokerage and by the New York Attorney General’s Office and the Connecticut Attorney General’s Office related to single premium group annuities.

[3]	Included in the year ended December 31, 2005 is an expense of $18, after-tax, which is related to settlement of certain annuity contracts.

[4]	Included in the three months ended March 31, 2006 is a $34 benefit, after-tax, due to a reduction in reserves related to leveraged corporate owned life insurance products following the favorable outcome of several cases during the first quarter of 2006.

[5]	Included in Life core earnings, Corporate core earnings and net realized gain (losses), after tax, is $(17), $(13), and $(46) related to the effect of the unlock of deferred acquisition costs.

[6]	The three months ended June 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

C-1b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement or in previously published quarterly supplements.)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2007	2007	2007	2006	2007	Change
LIFE
Retail Products Group
Individual Annuity	$177	$184	$365	$484	$726	50%
Other Retail	15	16	17	41	48	17%

Total Retail Products Group	192	200	382	525	774	47%
Retirement Plans	23	26	18	63	67	6%
Institutional Solutions Group	35	32	38	78	105	35%
Individual Life	46	46	64	137	156	14%
Group Benefits	68	86	92	219	246	12%
International	55	59	79	146	193	32%
Other [1]	(1)	(14)	9	43	(6)	NM

Total Life core earnings [2]	418	435	682	1,211	1,535	27%

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development:
Personal Lines	151	120	111	382	382	—
Small Commercial	86	86	78	263	250	(5%)
Middle Market	56	37	32	217	125	(42%)
Specialty Commercial	32	14	25	79	71	(10%)

Total Ongoing Operations underwriting results before catastrophes and prior year development	325	257	246	941	828	(12%)
Catastrophes, excluding prior year development	(28)	(52)	(32)	(164)	(112)	32%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	5	(3)	(8)	74	(6)	NM
Other loss and loss adjustment expenses	(9)	15	19	(31)	25	NM

Total Ongoing Operations underwriting results	293	217	225	820	735	(10%)
Net servicing income	11	14	16	45	41	(9%)
Net investment income	351	385	346	886	1,082	22%
Periodic net coupon settlements on credit derivatives, before-tax	3	3	5	2	11	NM
Other expenses	(60)	(56)	(63)	(168)	(179)	(7%)
Income tax expense	(178)	(165)	(138)	(470)	(481)	(2%)

Ongoing Operations core earnings [1]	420	398	391	1,115	1,209	8%

Other Operations core earnings [3]	28	(36)	14	(88)	6	NM

Total Property & Casualty core earnings	448	362	405	1,027	1,215	18%

CORPORATE
Total Corporate core earnings [2]	(23)	(33)	(27)	(141)	(83)	41%

CONSOLIDATED
Core earnings	843	764	1,060	2,097	2,667	27%
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [2]	33	(137)	(209)	(135)	(313)	(132%)

Net income	$876	$627	$851	$1,962	$2,354	20%

[1]	Included in the nine months ended September 30, 2006 in Life core earnings is a charge of $7, after-tax, to reserve for regulatory matters.

Included in the three months ended June 30, 2007 and the nine months ended September 30, 2007 in Life core earnings is a charge of $21, after-tax, to reserve for regulatory matters.

Included in the three months ended June 30, 2007 and the nine months ended September 30, 2007 in Ongoing Operations core earnings is a charge of $9, after-tax, to reserve for regulatory matters.

[2]	Included in the three months ended September 30, 2007 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $227, $3, and $(17), respectively, related to the effect of the unlock of deferred acquisition costs.

[3]	The nine months ended September 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended June 30, 2007 included a charge of $64, after-tax, principally as a result of an adverse arbitration decision.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement or in previously published quarterly supplements.)

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2006	2006	2006	2006	2005	2006	Change

LIFE
Retail Products Group
Individual Annuity	$162	$152	$170	$86	$617	$570	(8%)
Other Retail [1]	17	11	13	16	6	57	NM

Total Retail Products Group	179	163	183	102	623	627	1%
Retirement Plans	25	18	20	45	76	108	42%
Institutional Solutions Group	23	30	25	25	92	103	12%
Individual Life	41	50	46	29	162	166	2%
Group Benefits	68	77	74	88	273	307	12%
International	46	52	48	101	96	247	157%
Other [2] [3] [4]	36	(4)	11	4	(122)	47	NM

Total Life core earnings [5]	418	386	407	394	1,200	1,605	34%

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophe Impacts and Prior Year Development:
Personal Lines	143	135	104	129	494	511	3%
Small Commercial	86	95	82	118	265	381	44%
Middle Market	75	94	48	41	261	258	(1%)
Specialty Commercial	18	20	41	17	131	96	(27%)

Total Ongoing Operations underwriting results before catastrophe impacts and prior year development	322	344	275	305	1,151	1,246	8%
Catastrophe impacts, excluding prior year development [6]	(41)	(73)	(50)	(35)	(424)	(199)	53%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	18	17	39	(4)	(14)	70	NM
Other loss and loss adjustment expenses	(12)	(8)	(11)	25	(22)	(6)	73%

Total Ongoing Operations underwriting results	287	280	253	291	691	1,111	61%
Net servicing income	18	12	15	8	49	53	8%
Net investment income	291	296	299	339	1,082	1,225	13%
Periodic net coupon settlements on credit derivatives, before-tax	—	1	1	2	—	4	NM
Other expenses	(53)	(75)	(40)	(54)	(202)	(222)	(10%)
Income tax expense	(157)	(153)	(160)	(174)	(467)	(644)	(38%)

Ongoing Operations core earnings	386	361	368	412	1,153	1,527	32%

Other Operations core earnings [7]	35	(126)	3	36	54	(52)	NM

Total Property & Casualty core earnings	421	235	371	448	1,207	1,475	22%

CORPORATE
Total Corporate core earnings [5]	(42)	(48)	(51)	(74)	(165)	(215)	(30%)

CONSOLIDATED
Core earnings	797	573	727	768	2,242	2,865	28%
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [5]	(69)	(97)	31	15	32	(120)	NM

Net income	$728	$476	$758	$783	$2,274	$2,745	21%

[1]	Included in the year ended December 31, 2005 is an expense of $46, after-tax, for the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds of which $22, after-tax, was included as an expense in the three months ended December 31, 2005 representing the final settlement of this matter.

[2]	Includes charges of (i) $102, after-tax, for the year ended December 31, 2005, of which $36, after-tax, was included in the year ended December 31, 2005, and (ii) $7, after-tax, for the three months ended March 31, 2006, to reserve for investigations by the SEC and the New York Attorney General’s Office related to market timing, by the SEC related to directed brokerage and by the New York Attorney General’s Office and the Connecticut Attorney General’s Office related to single premium group annuities.

[3]	Included in the year ended December 31, 2005 is an expense of $18, after-tax, which is related to settlement of certain annuity contracts.

[4]	Included in the three months ended March 31, 2006 is a $34 benefit, after-tax, due to a reduction in reserves related to leveraged corporate owned life insurance products following the favorable outcome of several cases during the first quarter of 2006.

[5]	Included in Life core earnings, Corporate core earnings and net realized gain (losses), after tax, is $(17), $(13), and $(46) related to the effect of the unlock of deferred acquisition costs.

[6]	Catastrophe impacts included catastrophe treaty reinstatement premium and catastrophe losses. Catastrophe impacts for the year ended December 31, 2005 included reinstatement premium of $73 and losses of $272 from Hurricanes Katrina, Rita and Wilma.

[7]	The three months ended June 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

C-2b

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2007	2007	2007	2006	2007	Change
CORE REVENUES
Retail Products Group
Individual Annuity [1]	$724	$768	$774	$2,089	$2,266	8%
Other Retail	183	200	207	474	590	24%

Total Retail Products Group	907	968	981	2,563	2,856	11%
Retirement Plans	144	150	151	398	445	12%
Institutional Solutions Group	520	552	829	1,319	1,901	44%
Individual Life [1]	287	292	283	813	862	6%
Group Benefits	1,203	1,208	1,179	3,402	3,590	6%
International	207	216	231	559	654	17%
Other	59	71	51	176	181	3%

Core revenues before net investment income on equity securities held for trading	3,327	3,457	3,705	9,230	10,489	14%
Net investment income on equity securities held for trading [2]	210	1,234	(698)	669	746	12%

Total core revenues	$3,537	$4,691	$3,007	$9,899	$11,235	13%
Net realized gains (losses), before tax and DAC, excluded from core revenues	34	(208)	(282)	(230)	(456)	(98%)

Total Revenues	$3,571	$4,483	$2,725	$9,669	$10,779	11%

CORE EARNINGS BY SEGMENT
Retail Products Group Individual Annuity [3]	$177	$184	$365	$484	$726	50%
Other Retail [3]	15	16	17	41	48	17%

Total Retail Products Group	192	200	382	525	774	47%
Retirement Plans [3]	23	26	18	63	67	6%
Institutional Solutions Group [3]	35	32	38	78	105	35%
Individual Life [3]	46	46	64	137	156	14%
Group Benefits	68	86	92	219	246	12%
International [3]	55	59	79	146	193	32%
Other [4], [5]	(1)	(14)	9	43	(6)	NM

Core earnings	418	435	682	1,211	1,535	27%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [3]	20	(117)	(157)	(129)	(254)	(97%)

Net income	$438	$318	$525	$1,082	$1,281	18%

ROE (core earnings last 12 months to equity excluding AOCI)	18.6%	18.5%	21.1%
Assets under management	$335,792	$353,563	$367,002
DAC capitalization	$524	$522	$524
DAC amortization	$344	$309	$(49)
DAC and PVFP assets	$9,158	$9,516	$10,275
United States Statutory surplus ($ in billions) [6]	$4.8	$4.8	$4.9

[1]	Includes charges of $5 and $8, after tax, recorded in the three months and nine months ended September 30, 2007 for the unlock of unearned revenue reserves, in Individual Annuity and Individual Life, respectively.

[2]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the international operations, principally in Japan.

[3]	Includes the effect of the unlock on amortization of deferred policy acquisition costs and present value of future profits, death benefits, sales inducements and mutual fund and other fees, recorded in the three months ended September 30, 2007. The after-tax benefits (charges) recorded in Individual Annuity, Retail Other, Retirement Plans, Institutional Solutions Group, Individual Life and International were $198, ($1), ($9), $1, $16 and $22, respectively. The after-tax (charge) recorded in Net realized gains (losses), net of tax and DAC, excluded from core earnings was ($17).

[4]	Included in the nine months ended September 30, 2006 is a charge of $7, after-tax, to reserve for regulatory matters. Included in the three months ended June 30, 2007 and the nine months ended September 30, 2007 is a charge of $21, after-tax, to reserve for regulatory matters.

[5]	Included in the nine months ended September 30, 2006 is a $34 benefit, after-tax, due to a reduction in litigation reserves related to leveraged corporate owned life insurance products.

[6]	Estimated United States statutory surplus at September 30, 2007.

L - 1a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2006	2006	2006	2006	2005	2006	Change
CORE REVENUES
Retail Products Group

Individual Annuity [6]	$696	$704	$689	$713	$2,719	$2,802	3%
Other Retail	153	163	158	177	497	651	31%

Total Retail Products Group	849	867	847	890	3,216	3,453	7%
Retirement Plans	137	130	131	140	473	538	14%
Institutional Solutions Group	520	368	431	417	1,426	1,736	22%
Individual Life [6]	269	274	270	342	1,073	1,155	8%
Group Benefits	1,133	1,132	1,137	1,163	4,209	4,565	8%
International	180	185	194	202	524	761	45%
Other	54	64	58	67	247	243	(2%)

Core revenues before net investment income on equity securities held for trading	3,142	3,020	3,068	3,221	11,168	12,451	11%
Net investment income on equity securities held for trading [1]	454	(970)	1,185	1,155	3,847	1,824	(53%)

Total core revenues	$3,596	$2,050	$4,253	$4,376	$15,015	$14,275	(5%)
Net realized gains (losses), before tax and DAC, excluded from core revenues	(111)	(142)	23	19	8	(211)	NM

Total Revenues	$3,485	$1,908	$4,276	$4,395	$15,023	$14,064	(6%)

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity [7]	$162	$152	$170	$86	$617	$570	(8%)
Other Retail [2]	17	11	13	16	6	57	NM

Total Retail Products Group	179	163	183	102	623	627	1%

Retirement Plans [7]	25	18	20	45	76	108	42%

Institutional Solutions Group	23	30	25	25	92	103	12%

Individual Life [7]	41	50	46	29	162	166	2%

Group Benefits	68	77	74	88	273	307	12%

International [7]	46	52	48	101	96	247	157%

Other [3], [4], [5]	36	(4)	11	4	(122)	47	NM

Core earnings	418	386	407	394	1,200	1,605	34%

Net realized gains (losses), net of tax and DAC, excluded from core earnings [7]	(72)	(78)	21	(35)	4	(164)	NM

Net income	$346	$308	$428	$359	$1,204	$1,441	20%

ROE (core earnings last 12 months to equity excluding AOCI)	16.9%	17.9%	17.7%	18.0%
Assets under management	$290,409	$290,804	$302,312	$327,480
DAC capitalization	$506	$473	$441	$503
DAC amortization	$299	$306	$308	$539
DAC and PVFP assets	$9,048	$9,362	$9,125	$9,070
United States Statutory surplus ($ in billions)	$4.4	$4.3	$4.6	$4.7

[1]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the international operations, principally in Japan.

[2]	Included in the year ended December 31, 2005 is an expense of $46, after-tax, for the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds.

[3]	Includes charges of (i) $102, after-tax, for the twelve months ended December 31, 2005 and (ii) $7, after-tax, for the three months ended March 31, 2006, to reserve for investigations by the SEC and the New York Attorney General’s Office related to market timing, by the SEC related to directed brokerage, and by the New York Attorney General’s Office and the Connecticut Attorney General’s Office related to single premium group annuities.

[4]	Included in the year ended December 31, 2005 is an expense of $18, after-tax, which is related to settlement of certain annuity contracts.

[5]	Included in the three months ended March 31, 2006 is a $34 benefit, after-tax, due to a reduction in litigation reserves related to leveraged corporate owned life insurance products following the favorable outcome of several cases during the first quarter of 2006.

[6]	Includes benefits of $7 and $31, after tax, recorded in the three months ended December 31, 2006 for the unlock of unearned revenue reserves and reinsurance premiums, in Individual Annuity and Individual Life, respectively.

[7]	Includes the effect of the unlock on amortization of deferred policy acquisition costs and present value of future profits, death benefits, sales inducements and mutual fund and other fees, recorded in the three months ended December 31, 2006. The after-tax benefits (charges) recorded in Individual Annuity, Retirement Plans, Individual Life and International were ($72), $20, ($18) and $53, respectively. The after-tax (charge) recorded in and Net realized gains (losses), net of tax and DAC, excluded from core earnings was ($46).

L - 1b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2007	2007	2007	2006	2007	Change
REVENUES

Earned premiums	$1,208	$1,245	$1,434	$3,483	$3,887	12%
Fee income	1,278	1,341	1,394	3,423	4,013	17%
Net investment income
Securities available-for-sale and other	852	884	883	2,359	2,619	11%
Equity securities held for trading [1]	210	1,234	(698)	669	746	12%

Total net investment income	1,062	2,118	185	3,028	3,365	11%
Net realized capital gains (losses) — core	(11)	(13)	(6)	(35)	(30)	14%

Total core revenues	3,537	4,691	3,007	9,899	11,235	13%
Net realized gains (losses), before tax and DAC, excluded from core revenues	34	(208)	(282)	(230)	(456)	(98%)

Total revenues	3,571	4,483	2,725	9,669	10,779	11%

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [1]	1,868	2,958	1,213	5,384	6,039	12%
Amortization of deferred policy acquisition costs and present value of future profits	342	336	(10)	942	668	(29%)
Insurance operating costs and other expenses	767	801	811	1,975	2,379	20%

Total benefits and expenses	2,977	4,095	2,014	8,301	9,086	9%

CORE EARNINGS
Core earnings before income taxes	560	596	993	1,598	2,149	34%
Income tax expense	142	161	311	387	614	59%

Core Earnings	418	435	682	1,211	1,535	27%

Net realized gains (losses), net of tax and DAC, excluded from core earnings	20	(117)	(157)	(129)	(254)	(97%)

Net Income	$438	$318	$525	$1,082	$1,281	18%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

L - 2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2006	2006	2006	2006	2005	2006	Change
REVENUES

Earned premiums	$1,273	$1,081	$1,129	$1,107	$4,203	$4,590	9%
Fee income	1,118	1,156	1,149	1,303	4,000	4,726	18%
Net investment income Securities available-for-sale and other	766	791	802	825	2,998	3,184	6%
Equity securities held for trading [1]	454	(970)	1,185	1,155	3,847	1,824	(53%)

Total net investment income	1,220	(179)	1,987	1,980	6,845	5,008	(27%)
Net realized capital gains (losses) — core	(15)	(8)	(12)	(14)	(33)	(49)	(48%)

Total core revenues	3,596	2,050	4,253	4,376	15,015	14,275	(5%)
Net realized gains (losses), before tax and DAC, excluded from core revenues	(111)	(142)	23	19	8	(211)	NM

Total revenues	3,485	1,908	4,276	4,395	15,023	14,064	(6%)

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [1]	2,138	508	2,738	2,656	9,809	8,040	(18%)
Amortization of deferred policy acquisition costs and present value of future profits	299	326	317	469	1,172	1,411	20%
Insurance operating costs and other expenses	593	701	681	733	2,522	2,708	7%

Total benefits and expenses	3,030	1,535	3,736	3,858	13,503	12,159	(10%)

CORE EARNINGS
Core earnings before income taxes	566	515	517	518	1,512	2,116	40%
Income tax expense	148	129	110	124	312	511	64%

Core Earnings	418	386	407	394	1,200	1,605	34%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(72)	(78)	21	(35)	4	(164)	NM

Net Income	$346	$308	$428	$359	$1,204	$1,441	20%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.
L-2b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

	THREE MONTHS ENDED
				NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2007	2007	2007	2006	2007	Change
Revenues
Premiums and other considerations

Variable annuity fees	$507	$542	$548	$1,410	$1,597	13%
Mutual fund and other fees [2]	37	36	28	95	101	6%

Total fee income	544	578	576	1,505	1,698	13%

Direct premiums	14	21	24	49	59	20%
Reinsurance premiums [2]	(35)	(35)	(37)	(107)	(107)	—

Net premiums	(21)	(14)	(13)	(58)	(48)	17%

Total premiums and other considerations	523	564	563	1,447	1,650	14%

Net investment income
Net investment income on G/A assets	227	229	237	695	693	—
Net investment income on assigned capital	11	12	12	47	35	(26%)
Charge for invested capital	(38)	(38)	(39)	(105)	(115)	(10%)

Total net investment income	200	203	210	637	613	(4%)
Net realized capital gains (losses) — core	1	1	1	5	3	(40%)

Total core revenues	724	768	774	2,089	2,266	8%
Net realized gains (losses), before tax and DAC, excluded from core revenues	16	(147)	(175)	(87)	(306)	NM

Total revenues	740	621	599	2,002	1,960	(2%)

Benefits and Expenses
Benefits and losses
Death benefits [2]	12	10	16	27	38	41%
Other contract benefits	15	15	18	60	48	(20%)
Change in reserve	2	13	18	8	33	NM
Sales inducements [2]	13	16	2	35	31	(11%)
Interest credited on G/A assets	154	149	156	481	459	(5%)

Total benefits and losses	196	203	210	611	609	—

Other insurance expenses
Commissions & wholesaling expenses	296	316	304	802	916	14%
Operating expenses	51	60	55	150	166	11%
Premium taxes and other expenses	4	5	1	12	10	(17%)

Subtotal — expenses before deferral	351	381	360	964	1,092	13%
Deferred policy acquisition costs	(217)	(225)	(212)	(602)	(654)	(9%)

Total other insurance expense	134	156	148	362	438	21%
Amortization of deferred policy acquisition costs [2]	184	186	(110)	563	260	(54%)

Total benefits and expenses	514	545	248	1,536	1,307	(15%)

Core earnings before income taxes	210	223	526	553	959	73%
Income tax expense [1] [2]	33	39	161	69	233	NM

Core Earnings [2]	$177	$184	$365	$484	$726	50%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [3]	8	(78)	(88)	(40)	(158)	NM

Net Income [2]	$185	$106	$277	$444	$568	28%

[1]	The nine months ended September 30, 2006 includes an additonal $14 of tax benefits related to DRD and foreign tax credit. The three and nine months ended September 30, 2007 includes a $12 tax charge related to DRD.

[2]	The DAC unlock recorded in the three months ended September 30, 2007 increased core earnings and net income by $198 and $181, respectively. The effect on each income statement line item is as follows:

September 30, 2007
Mutual Fund and Other Fees	$(8)
Reinsurance Premiums	—
Death Benefits	6
Sales Inducements	(14)
Amortization of deferred policy acquisition costs	(305)
Income tax expense (benefit)	107
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(17)

[3]	Included in the three months ended March 31, June 30, and September 30, 2007 are guaranteed minimum withdrawal benefit (“GMWB”) net realized gains (losses), net of tax and DAC, excluded from core earnings, of $11, $(65), and $(68), respectively. Included in the nine months ended September 30, 2006 and 2007 are GMWB net realized gains (losses), net of tax and DAC, excluded from core earnings, of $(12) and $(122), respectively.
L-3a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
Revenues	2006	2006	2006	2006	2005	2006	Change
Premiums and other considerations

Variable annuity fees	$462	$473	$475	$503	$1,714	$1,913	12%
Mutual fund and other fees [2]	32	34	29	36	117	131	12%

Total fee income	494	507	504	539	1,831	2,044	12%

Direct premiums	19	18	12	5	80	54	(33%)
Reinsurance premiums [2]	(36)	(36)	(35)	(33)	(132)	(140)	(6%)

Net premiums	(17)	(18)	(23)	(28)	(52)	(86)	(65%)

Total premiums and other considerations	477	489	481	511	1,779	1,958	10%

Net investment income
Net investment income on G/A assets	234	235	226	222	1,020	917	(10%)
Net investment income on assigned capital	16	15	16	16	68	63	(7%)
Charge for invested capital	(33)	(37)	(35)	(38)	(159)	(143)	10%

Total net investment income	217	213	207	200	929	837	(10%)
Net realized capital gains (losses) — core	2	2	1	2	11	7	(36%)

Total core revenues	696	704	689	713	2,719	2,802	3%
Net realized gains (losses), before tax and DAC, excluded from core revenues	(27)	(58)	(2)	(5)	(50)	(92)	(84%)

Total revenues	669	646	687	708	2,669	2,710	2%

Benefits and Expenses
Benefits and losses
Death benefits [2]	10	8	9	30	36	57	58%
Other contract benefits	22	23	15	15	85	75	(12%)
Change in reserve	3	2	3	(6)	18	2	(89%)
Sales inducements [2]	9	14	12	10	39	45	15%
Interest credited on G/A assets	163	160	158	159	717	640	(11%)

Total benefits and losses	207	207	197	208	895	819	(8%)

Other insurance expenses
Commissions & wholesaling expenses	265	280	257	284	956	1,086	14%
Operating expenses	45	52	53	56	203	206	1%
Premium taxes and other expenses	4	6	2	(2)	15	10	(33%)

Subtotal — expenses before deferral	314	338	312	338	1,174	1,302	11%
Deferred policy acquisition costs	(202)	(213)	(187)	(206)	(742)	(808)	(9%)

Total other insurance expense	112	125	125	132	432	494	14%
Amortization of deferred policy acquisition costs [2]	182	196	185	302	690	865	25%

Total benefits and expenses	501	528	507	642	2,017	2,178	8%

Core earnings before income taxes	195	176	182	71	702	624	(11%)
Income tax expense (benefit) [1] [2]	33	24	12	(15)	85	54	(36%)

Core earnings [2]	$162	$152	$170	$86	$617	$570	(8%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings [3]	(18)	(26)	4	(51)	(29)	(91)	NM

Net Income [2]	$144	$126	$174	$35	$588	$479	(19%)

[1]	The three months ended September 30, 2006 includes an additonal $14 of tax benefits related to DRD and foreign tax credit.

[2]	The DAC unlock recorded in the three months ended December 31, 2006 decreased core earnings and net income by $72 and $118, respectively. The effect on each income statement line item is as follows:

Mutual Fund and Other Fees	$8
Reinsurance Premiums	3
Death Benefits	18
Sales Inducements	(4)
Amortization of deferred policy acquisition costs	108
Income tax expense (benefit)	(39)
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(46)

[3]
Included in the three months ended March 31, June 30, September 30, and December 31, 2006 are guaranteed minimum withdrawal benefit (“GMWB”) net realized gains (losses), net of tax and DAC, excluded from core earnings, of $(6), $(10), $4, and $0, respectively. Included in the years ended December 31, 2005 and 2006 are GMWB net realized gains (losses), net of tax and DAC, excluded from core earnings, of $(17) and $(12), respectively.

L-3b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
Revenues	2007	2007	2007	2006	2007	Change
Premiums and other considerations

Variable annuity fees	$3	$4	$4	$7	$11	57%
Mutual fund and other fees	183	199	208	467	590	26%

Total fee income	186	203	212	474	601	27%

Net investment income
Net investment income on G/A assets	—	—	(3)	2	(3)	NM
Net investment income on assigned capital	(3)	(3)	(2)	—	(8)	—

Total net investment income	(3)	(3)	(5)	2	(11)	NM
Net realized capital gains (losses) — core	—	—	—	(2)	—	100%

Total core revenues	183	200	207	474	590	24%
Net realized gains (losses), before tax and DAC, excluded from core revenues	—	—	—	—	—	—

Total revenues	183	200	207	474	590	24%

Benefits and Expenses

Other insurance expenses
Commissions & wholesaling expenses	133	146	143	336	422	26%
Operating expenses	29	33	34	78	96	23%
Premium taxes and other expenses	4	3	2	15	9	(40%)

Subtotal — expenses before deferral	166	182	179	429	527	23%
Deferred policy acquisition costs	(27)	(27)	(22)	(62)	(76)	(23%)

Total other insurance expense	139	155	157	367	451	23%
Amortization of deferred policy acquisition costs [1]	21	21	23	44	65	48%

Total benefits and expenses	160	176	180	411	516	26%

Core earnings before income taxes	23	24	27	63	74	17%
Income tax expense [1]	8	8	10	22	26	18%

Core Earnings [1]	$15	$16	$17	$41	$48	17%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	—	—	—	—	—	—

Net Income [1]	$15	$16	$17	$41	$48	17%

[1]	The DAC unlock recorded in the three months ended September 30, 2007 increased amortization of deferred policy acquisition costs by $1, after-tax.

L-4a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
Revenues	2006	2006	2006	2006	2005	2006	Change
Premiums and other considerations

Variable annuity fees	$3	$3	$1	$3	$9	$10	11%
Mutual fund and other fees	151	160	156	174	484	641	32%

Total fee income	154	163	157	177	493	651	32%

Net investment income
Net investment income on G/A assets	(1)	2	1	—	4	2	(50%)

Total net investment income	(1)	2	1	—	4	2	(50%)
Net realized capital gains (losses) — core	—	(2)	—	—	—	(2)	—

Total core revenues	153	163	158	177	497	651	31%
Net realized gains (losses), before tax and DAC, excluded from core revenues	—	—	—	—	1	—	(100%)

Total revenues	153	163	158	177	498	651	31%

Other insurance expenses
Commissions & wholesaling expenses	109	120	107	125	315	461	46%
Operating expenses	24	28	26	29	93	107	15%
Premium taxes and other expenses [1]	4	6	5	3	84	18	(79%)

Subtotal — expenses before deferral	137	154	138	157	492	586	19%
Deferred policy acquisition costs	(21)	(23)	(18)	(24)	(57)	(86)	(51%)

Total other insurance expense	116	131	120	133	435	500	15%
Amortization of deferred policy acquisition costs	11	16	17	19	54	63	17%

Total benefits and expenses	127	147	137	152	489	563	15%

Core earnings before income taxes	26	16	21	25	8	88	NM
Income tax expense	9	5	8	9	2	31	NM

Core earnings	$17	$11	$13	$16	$6	$57	NM
Net realized gains (losses), net of tax and DAC, excluded from core earnings	—	—	—	—	1	—	(100%)

Net Income	$17	$11	$13	$16	$7	$57	NM

[1]
Included in the year ended December 31, 2005 the Company recorded $70, pre-tax, in association with the termination of a provision of an agreement with a distribution partner of the Company’s mutual funds.

L-4b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
Revenues	2007	2007	2007	2006	2007	Change
Premiums and other considerations

Variable annuity fees	$50	$56	$58	$129	$164	27%
Mutual fund and other fees	4	3	4	10	11	10%

Total fee income	54	59	62	139	175	26%

Direct premiums	2	1	—	17	3	(82%)

Total premiums and other considerations	56	60	62	156	178	14%
Net investment income
Net investment income on G/A assets	85	88	85	236	258	9%
Net investment income on assigned capital	3	3	4	7	10	43%
Charge for invested capital	—	(1)	—	(1)	(1)	—

Total net investment income	88	90	89	242	267	10%
Net realized capital gains (losses) — core	—	—	—	—	—	—

Total core revenues	144	150	151	398	445	12%
Net realized gains (losses), before tax and DAC, excluded from core revenues	(3)	5	(21)	(14)	(19)	(36%)

Total revenues	141	155	130	384	426	11%

Benefits and Expenses
Benefits and losses
Death benefits	—	(1)	—	1	(1)	NM
Other contract benefits	12	12	12	39	36	(8%)
Change in reserve	(6)	(5)	(6)	(5)	(17)	NM
Interest credited on G/A assets	56	56	56	154	168	9%

Total benefits and losses	62	62	62	189	186	(2%)

Other insurance expenses
Commissions & wholesaling expenses	23	24	24	59	71	20%
Operating expenses	49	54	50	130	153	18%
Premium taxes and other expenses	1	—	—	—	1	—

Subtotal — expenses before deferral	73	78	74	189	225	19%
Deferred policy acquisition costs	(33)	(33)	(34)	(86)	(100)	(16%)

Total other insurance expense	40	45	40	103	125	21%
Amortization of deferred policy acquisition costs [1]	11	7	25	21	43	105%

Total benefits and expenses	113	114	127	313	354	13%

Core earnings before income taxes	31	36	24	85	91	7%
Income tax expense [1]	8	10	6	22	24	9%

Core Earnings [1]	$23	$26	$18	$63	$67	6%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(1)	2	(14)	(6)	(13)	(117%)

Net income [1]	$22	$28	$4	$57	$54	(5%)

[1]	The DAC unlock recorded in the three months ended September 30, 2007 decreased both core earnings and net income by $9. The effect on each income statement line item is as follows:

September 30, 2007
Amortization of deferred policy acquisition costs	$14
Income tax expense	(5)

L-5a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
Revenues	2006	2006	2006	2006	2005	2006	Change
Premiums and other considerations

Variable annuity fees	$40	$45	$44	$49	$140	$178	27%
Mutual fund and other fees	3	3	4	5	12	15	25%

Total fee income	43	48	48	54	152	193	27%

Direct premiums	14	2	1	2	10	19	90%

Total premiums and other considerations	57	50	49	56	162	212	31%

Net investment income
Net investment income on G/A assets	78	78	80	82	303	318	5%
Net investment income on assigned capital	2	3	2	3	10	10	—
Charge for invested capital	—	(1)	—	(1)	(2)	(2)	—

Total net investment income	80	80	82	84	311	326	5%
Net realized capital gains (losses) — core	—	—	—	—	—	—	—

Total core revenues	137	130	131	140	473	538	14%
Net realized gains (losses), before tax and DAC, excluded from core revenues	(6)	(6)	(2)	(2)	14	(16)	NM

Total revenues	131	124	129	138	487	522	7%

Benefits and Expenses
Benefits and losses
Death benefits	1	(1)	1	(1)	1	—	(100%)
Other contract benefits	13	13	13	13	54	52	(4%)
Change in reserve	5	(5)	(5)	(5)	(21)	(10)	52%
Interest credited on G/A assets	50	52	52	54	197	208	6%

Total benefits and losses	69	59	61	61	231	250	8%

Other insurance expenses
Commissions & wholesaling expenses	20	19	20	20	64	79	23%
Operating expenses	38	44	48	55	160	185	16%
Premium taxes and other expenses	—	1	(1)	(3)	(1)	(3)	NM

Subtotal — expenses before deferral	58	64	67	72	223	261	17%
Deferred policy acquisition costs	(27)	(29)	(30)	(39)	(106)	(125)	(18%)

Total other insurance expense	31	35	37	33	117	136	16%
Amortization of deferred policy acquisition costs [1]	1	14	6	(20)	26	1	(96%)

Total benefits and expenses	101	108	104	74	374	387	3%

Core earnings before income taxes	36	22	27	66	99	151	53%
Income tax expense [1]	11	4	7	21	23	43	87%

Core earnings [1]	$25	$18	$20	$45	$76	$108	42%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(4)	(2)	—	(1)	6	(7)	NM

Net Income [1]	$21	$16	$20	$44	$82	$101	23%

[1]	The DAC unlock recorded in the three months ended December 31, 2006 increased both core earnings and net income by $20. The effect on each income statement line item is as follows:

December 31, 2006
Amortization of deferred policy acquisition costs	$(31)
Income tax expense	11

L-5b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
Revenues	2007	2007	2007	2006	2007	Change
Premiums and other considerations

Variable annuity fees	$19	$13	$20	$47	$52	11%
Cost of insurance charges	12	20	20	25	52	108%
Mutual fund and other fees	30	20	57	15	107	NM

Total fee income	61	53	97	87	211	143%

Direct premiums	168	191	411	502	770	53%

Total premiums and other considerations	229	244	508	589	981	67%

Net investment income
Net investment income on G/A assets	284	299	311	714	894	25%
Net investment income on assigned capital	7	9	9	15	25	67%

Total net investment income	291	308	320	729	919	26%
Net realized capital gains (losses) — core	—	—	1	1	1	—

Total core revenues	520	552	829	1,319	1,901	44%
Net realized gains (losses), before tax and DAC, excluded from core revenues	(3)	(20)	(47)	(65)	(70)	(8%)

Total revenues	517	532	782	1,254	1,831	46%

Benefits and Expenses
Benefits and losses
Death benefits	12	26	22	28	60	114%
Other contract benefits	97	103	107	252	307	22%
Change in reserve	154	174	396	480	724	51%
Interest credited on G/A assets	154	171	167	377	492	31%

Total benefits and losses	417	474	692	1,137	1,583	39%

Other insurance expenses
Commissions & wholesaling expenses	15	18	15	31	48	55%
Operating expenses	18	19	19	49	56	14%
Premium taxes and other expenses	24	6	56	13	86	NM

Subtotal — expenses before deferral	57	43	90	93	190	104%
Deferred policy acquisition costs	(19)	(13)	(9)	(40)	(41)	(3%)

Total other insurance expense	38	30	81	53	149	181%
Amortization of deferred policy acquisition costs [1]	15	2	2	22	19	(14%)

Total benefits and expenses	470	506	775	1,212	1,751	44%

Core earnings before income taxes	50	46	54	107	150	40%
Income tax expense [1]	15	14	16	29	45	55%

Core Earnings [1]	$35	$32	$38	$78	$105	35%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(2)	(13)	(30)	(42)	(45)	(7%)

Net Income [1]	$33	$19	$8	$36	$60	67%

[1]	The DAC unlock recorded in the three months ended September 30, 2007 decreased amortization of deferred policy acquisition costs by $1, after-tax.

L-6a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
Revenues	2006	2006	2006	2006	2005	2006	Change
Premiums and other considerations

Variable annuity fees	$15	$16	$16	$18	$58	$65	12%
Cost of insurance charges	9	6	10	12	47	37	(21%)
Mutual fund and other fees	4	6	5	8	15	23	53%

Total fee income	28	28	31	38	120	125	4%

Direct premiums	267	92	143	105	504	607	20%

Total premiums and other considerations	295	120	174	143	624	732	17%

Net investment income
Net investment income on G/A assets	220	243	251	270	781	984	26%
Net investment income on assigned capital	5	5	5	5	20	20	—
Charge for invested capital	—	—	—	(1)	1	(1)	NM

Total net investment income	225	248	256	274	802	1,003	25%
Net realized capital gains (losses) — core	—	—	1	—	—	1	—

Total core revenues	520	368	431	417	1,426	1,736	22%
Net realized gains (losses), before tax and DAC, excluded from core revenues	(31)	(28)	(6)	27	36	(38)	NM

Total revenues	489	340	425	444	1,462	1,698	16%

Benefits and Expenses
Benefits and losses
Death benefits	10	7	11	13	52	41	(21%)
Other contract benefits	78	82	92	93	292	345	18%
Change in reserve	260	83	137	96	485	576	19%
Interest credited on G/A assets	115	127	135	145	383	522	36%

Total benefits and losses	463	299	375	347	1,212	1,484	22%

Other insurance expenses
Commissions & wholesaling expenses	11	10	10	15	40	46	15%
Operating expenses	15	18	16	20	62	69	11%
Premium taxes and other expenses	3	5	5	12	10	25	150%

Subtotal — expenses before deferral	29	33	31	47	112	140	25%
Deferred policy acquisition costs	(13)	(13)	(14)	(22)	(56)	(62)	(11%)

Total other insurance expense	16	20	17	25	56	78	39%
Amortization of deferred policy acquisition costs	8	8	6	10	32	32	—

Total benefits and expenses	487	327	398	382	1,300	1,594	23%

Core earnings before income taxes	33	41	33	35	126	142	13%
Income tax expense	10	11	8	10	34	39	15%

Core earnings	$23	$30	$25	$25	$92	$103	12%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(20)	(18)	(4)	17	23	(25)	NM

Net Income	$3	$12	$21	$42	$115	$78	(32%)

L-6b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
Revenues	2007	2007	2007	2006	2007	Change
Premiums and other considerations

Variable annuity fees	$17	$19	$19	$49	$55	12%
Cost of insurance charges	130	132	134	370	396	7%
Other fees [1]	68	66	53	190	187	(2%)

Total fee income	215	217	206	609	638	5%

Direct premiums	25	28	28	69	81	17%
Reinsurance premiums	(40)	(41)	(42)	(105)	(123)	(17%)

Net premiums	(15)	(13)	(14)	(36)	(42)	(17%)

Total premiums and other considerations	200	204	192	573	596	4%

Net investment income
Net investment income on G/A assets	89	91	92	254	272	7%
Net investment income on assigned capital	3	3	3	8	9	13%
Charge for invested capital	(5)	(5)	(4)	(22)	(14)	36%

Total net investment income	87	89	91	240	267	11%
Net realized capital gains (losses) — core	—	(1)	—	—	(1)	—

Total core revenues	287	292	283	813	862	6%
Net realized gains (losses), before tax and DAC, excluded from core revenues	9	(2)	(16)	(20)	(9)	55%

Total revenues	296	290	267	793	853	8%

Benefits and Expenses
Benefits and losses
Death benefits	70	74	78	194	222	14%
Other contract benefits	6	6	6	20	18	(10%)
Change in reserve	(3)	(5)	(4)	(14)	(12)	14%
Interest credited on G/A assets	63	61	63	175	187	7%

Total benefits and losses	136	136	143	375	415	11%

Other insurance expenses
Commissions & wholesaling expenses	59	59	58	173	176	2%
Operating expenses	63	64	65	182	192	5%
Dividends to policyholders	1	—	1	2	2	—
Premium taxes and other expenses	12	13	8	32	33	3%

Subtotal — expenses before deferral	135	136	132	389	403	4%
Deferred policy acquisition costs	(87)	(87)	(88)	(257)	(262)	(2%)

Total other insurance expense	48	49	44	132	141	7%
Amortization of deferred policy acquisition costs [1]	36	42	1	110	79	(28%)

Total benefits and expenses	220	227	188	617	635	3%

Core earnings before income taxes	67	65	95	196	227	16%
Income tax expense [1]	21	19	31	59	71	20%

Core Earnings [1]	$46	$46	$64	$137	$156	14%

Net realized gains (losses), net of tax and DAC, excluded from core earnings	6	(2)	(9)	(14)	(5)	64%

Net Income [1]	$52	$44	$55	$123	$151	23%

[1] The DAC unlock recorded in the three months ended September 30, 2007 increased both core earnings and net income by $16. The effect on each income statement line item is as follows:

September 30, 2007
Other Fees	$(13)
Amortization of deferred policy acquisition costs	(37)
Income tax expense	8

L-7a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
Revenues	2006	2006	2006	2006	2005	2006	Change
Premiums and other considerations

Variable annuity fees	$16	$17	$16	$17	$59	$66	12%
Cost of insurance charges	122	123	125	128	468	498	6%
Other fees [1]	64	67	59	131	274	321	17%

Total fee income	202	207	200	276	801	885	10%

Direct premiums	22	22	25	26	80	95	19%
Reinsurance premiums	(34)	(35)	(36)	(43)	(113)	(148)	(31%)

Net premiums	(12)	(13)	(11)	(17)	(33)	(53)	(61%)

Total premiums and other considerations	190	194	189	259	768	832	8%

Net investment income
Net investment income on G/A assets	83	86	85	87	328	341	4%
Net investment income on assigned capital	3	2	3	3	13	11	(15%)
Charge for invested capital	(7)	(8)	(7)	(6)	(36)	(28)	22%

Total net investment income	79	80	81	84	305	324	6%

Net realized capital gains (losses) — core	—	—	—	(1)	—	(1)	—

Total core revenues	269	274	270	342	1,073	1,155	8%
Net realized gains (losses), before tax and DAC, excluded from core revenues	(1)	(22)	3	(4)	17	(24)	NM

Total revenues	268	252	273	338	1,090	1,131	4%

Benefits and Expenses
Benefits and losses
Death benefits	69	63	62	57	241	251	4%
Other contract benefits	7	7	6	7	21	27	29%
Change in reserve	(5)	(6)	(3)	(4)	(18)	(18)	—
Interest credited on G/A assets	60	56	59	62	225	237	5%

Total benefits and losses	131	120	124	122	469	497	6%

Other insurance expenses
Commissions & wholesaling expenses	54	62	57	66	222	239	8%
Operating expenses	56	62	64	69	229	251	10%
Dividends to policyholders	1	1	—	1	3	3	—
Premium taxes and other expenses	9	12	11	10	34	42	24%

Subtotal — expenses before deferral	120	137	132	146	488	535	10%
Deferred policy acquisition costs	(79)	(90)	(88)	(99)	(322)	(356)	(11%)

Total other insurance expense	41	47	44	47	166	179	8%
Amortization of deferred policy acquisition costs [1]	37	34	39	132	205	242	18%

Total benefits and expenses	209	201	207	301	840	918	9%

Core earnings before income taxes	60	73	63	41	233	237	2%
Income tax expense [1]	19	23	17	12	71	71	—

Core earnings [1]	$41	$50	$46	$29	$162	$166	2%

Net realized gains (losses), net of tax and DAC, excluded from core earnings	—	(16)	2	(2)	11	(16)	NM

Net Income [1]	$41	$34	$48	$27	$173	$150	(13%)

[1]     The DAC unlock recorded in the three months ended December 31, 2006 decreased both core earnings and net income by $18 . The effect on each income statement line item is as follows:

December 31, 2006
Other Fees	$48
Amortization of deferred policy acquisition costs	76
Income tax (benefit)	(10)

L-7b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
Revenues	2007	2007	2007	2006	2007	Change
Premiums and other considerations

ASO fees	8	9	8	28	25	(11%)
Other fees	1	(1)	—	—	—	—

Total fee income	9	8	8	28	25	(11%)

Direct premiums	1,027	1,030	996	2,876	3,053	6%
Reinsurance premiums	49	53	57	188	159	(15%)

Net premiums	1,076	1,083	1,053	3,064	3,212	5%

Total premiums and other considerations	1,085	1,091	1,061	3,092	3,237	5%

Net investment income
Net investment income on G/A assets	99	98	96	273	293	7%
Net investment income on assigned capital	19	19	19	37	57	54%

Total net investment income	118	117	115	310	350	13%
Net realized capital gains (losses) — core	—	—	3	—	3	—

Total core revenues	1,203	1,208	1,179	3,402	3,590	6%
Net realized gains (losses), before tax and DAC, excluded from core revenues	2	(6)	(13)	(14)	(17)	(21%)

Total revenues	1,205	1,202	1,166	3,388	3,573	5%

Benefits and Expenses
Benefits and losses
Death benefits	266	267	265	767	798	4%
Other contract benefits	479	479	475	1,334	1,433	7%
Change in reserve	61	47	25	151	133	(12%)

Total benefits and losses	806	793	765	2,252	2,364	5%

Other insurance expenses
Commissions & wholesaling expenses	156	147	135	419	438	5%
Operating expenses	133	129	137	382	399	4%
Premium taxes and other expenses	20	9	22	60	51	(15%)

Subtotal — expenses before deferral	309	285	294	861	888	3%
Deferred policy acquisition costs	(20)	(11)	(21)	(42)	(52)	(24%)

Total other insurance expense	289	274	273	819	836	2%
Amortization of deferred policy acquisition costs	17	18	13	30	48	60%

Total benefits and expenses	1,112	1,085	1,051	3,101	3,248	5%

Core earnings before income taxes	91	123	128	301	342	14%
Income tax expense	23	37	36	82	96	17%

Core Earnings	$68	$86	$92	$219	$246	12%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	1	(3)	(9)	(9)	(11)	(22%)

Net Income	$69	$83	$83	$210	$235	12%

L-8a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2006	2006	2006	2006	2005	2006	Change
Revenues
Premiums and other considerations

ASO fees	10	8	10	9	36	37	3%
Other fees	1	—	(1)	—	1	—	(100%)

Total fee income	11	8	9	9	37	37	—

Direct premiums	944	963	969	993	3,413	3,869	13%
Reinsurance premiums	77	58	53	55	361	243	(33%)

Net premiums	1,021	1,021	1,022	1,048	3,774	4,112	9%

Total premiums and other considerations	1,032	1,029	1,031	1,057	3,811	4,149	9%

Net investment income
Net investment income on G/A assets	89	91	93	92	348	365	5%
Net investment income on assigned capital	12	12	13	13	50	50	—
Charge for invested capital	—	—	—	—	—	—	—

Total net investment income	101	103	106	105	398	415	4%
Net realized capital gains (losses) — core	—	—	—	1	—	1	—

Total core revenues	1,133	1,132	1,137	1,163	4,209	4,565	8%
Net realized gains (losses), before tax and DAC, excluded from core revenues	(4)	(9)	(1)	—	(10)	(14)	(40%)

Total revenues	1,129	1,123	1,136	1,163	4,199	4,551	8%

Benefits and Expenses Benefits and losses
Death benefits	268	247	252	268	898	1,035	15%
Other contract benefits	442	440	452	470	1,680	1,804	7%
Change in reserve	57	53	41	12	216	163	(25%)

Total benefits and losses	767	740	745	750	2,794	3,002	7%

Other insurance expenses
Commissions & wholesaling expenses	132	140	147	142	500	561	12%
Operating expenses	120	134	128	144	508	526	4%
Premium taxes and other expenses	21	19	20	18	70	78	11%

Subtotal — expenses before deferral	273	293	295	304	1,078	1,165	8%
Deferred policy acquisition costs	(12)	(16)	(14)	(22)	(56)	(64)	(14%)

Total other insurance expense	261	277	281	282	1,022	1,101	8%
Amortization of deferred policy acquisition costs	10	10	10	11	31	41	32%

Total benefits and expenses	1,038	1,027	1,036	1,043	3,847	4,144	8%
Core earnings before income taxes	95	105	101	120	362	421	16%
Income tax expense [1]	27	28	27	32	89	114	28%

Core earnings	$68	$77	$74	$88	$273	$307	12%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(2)	(7)	—	—	(7)	(9)	(29%)

Net Income	$66	$70	$74	$88	$266	$298	12%

[1]	The year ended December 31, 2005 includes a $9 tax benefit related to the purchase of the CNA business in 2003.
L-8b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2007	2007	2007	2006	2007	Change
Revenues
Premiums and other considerations

Variable annuity fees	$174	$185	$197	$470	$556	18%
Other fees	18	14	13	48	45	(6%)

Total fee income	192	199	210	518	601	16%

Reinsurance premiums	(3)	(2)	(3)	(6)	(8)	(33%)

Total premiums and other considerations	189	197	207	512	593	16%

Net investment income
Net investment income on G/A assets	28	29	31	74	88	19%
Net investment income on assigned capital	1	1	—	—	2	—

Total net investment income	29	30	31	74	90	22%
Net realized capital gains (losses) — core	(17)	(19)	(16)	(45)	(52)	(16%)

Total core revenues	201	208	222	541	631	17%
Net realized gains (losses), before tax and DAC, excluded from core revenues	(3)	(24)	17	(26)	(10)	62%

Total revenues	198	184	239	515	621	21%

Benefits and Expenses Benefits and losses
Death and other benefits [1]	2	2	(6)	19	(2)	NM
Sales inducements	—	—	1	—	1	—
Interest credited on G/A assets	6	6	6	16	18	13%

Total benefits and losses	8	8	1	35	17	(51%)

Other insurance expenses
Commissions & wholesaling expenses	113	112	120	307	345	12%
Operating expenses	33	38	46	104	117	13%
Premium taxes and other expenses	9	9	6	24	24	—

Subtotal — expenses before deferral	155	159	172	435	486	12%
Deferred policy acquisition costs	(113)	(115)	(121)	(318)	(349)	(10%)

Total other insurance expense	42	44	51	117	137	17%
Amortization of deferred policy acquisition costs [1]	56	59	34	151	149	(1%)

Total benefits and expenses	106	111	86	303	303	—

Core earnings before income taxes	95	97	136	238	328	38%
Income tax expense [1]	33	34	48	81	115	42%

Core Earnings [1]	$62	$63	$88	$157	$213	36%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(2)	(16)	10	(17)	(8)	53%

Net Income [1]	$60	$47	$98	$140	$205	46%

[1]	The DAC unlock recorded in the three months ended September 30, 2007 increased both core earnings and net income by $22. The effect on each income statement line item is as follows:

September 30, 2007
Death and other benefits	$(9)
Amortization of deferred policy acquisition costs	(25)
Income tax expense	12
L-9a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2006	2006	2006	2006	2005	2006	Change
Revenues
Premiums and other considerations

Variable annuity fees	$148	$159	$163	$171	$440	$641	46%
Other fees	18	12	18	17	43	65	51%

Total fee income	166	171	181	188	483	706	46%

Reinsurance premiums	—	(3)	(3)	(2)	—	(8)	—

Total premiums and other considerations	166	168	178	186	483	698	45%

Net investment income
Net investment income on G/A assets	23	24	27	28	61	102	67%

Total net investment income	23	24	27	28	61	102	67%
Net realized capital gains (losses) — core	(14)	(15)	(16)	(18)	(34)	(63)	(85%)

Total core revenues	175	177	189	196	510	737	45%
Net realized gains (losses), before tax and DAC, excluded from core revenues	(47)	(12)	33	1	(29)	(25)	14%

Total revenues	128	165	222	197	481	712	48%

Benefits and Expenses Benefits and losses
Death and other benefits [1]	7	7	5	(37)	27	(18)	NM
Interest credited on G/A assets	5	5	6	5	14	21	50%

Total benefits and losses	12	12	11	(32)	41	3	(93%)

Other insurance expenses
Commissions & wholesaling expenses	140	84	83	84	695	391	(44%)
Operating expenses	34	34	36	37	139	141	1%
Premium taxes and other expenses	10	6	8	6	46	30	(35%)

Subtotal — expenses before deferral	184	124	127	127	880	562	(36%)
Deferred policy acquisition costs	(147)	(87)	(84)	(84)	(732)	(402)	45%

Total other insurance expense	37	37	43	43	148	160	8%
Amortization of deferred policy acquisition costs [1]	49	48	54	15	133	166	25%

Total benefits and expenses	98	97	108	26	322	329	2%

Core earnings before income taxes	77	80	81	170	188	408	117%
Income tax expense [1]	29	25	27	59	68	140	106%

Core earnings	$48	$55	$54	$111	$120	$268	123%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(30)	(8)	21	1	(19)	(16)	16%

Net Income [1]	$18	$47	$75	$112	$101	$252	150%

[1]	The DAC unlock recorded in the three months ended December 31, 2006 increased both core earnings and net income by $53. The effect on each income statement line item is as follows:

December 31, 2006
Death and other benefits	$(41)
Amortization of deferred policy acquisition costs	(41)
Income tax expense	29
L-9b

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2007	2007	2007	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$2,622	$2,674	$2,628	$8,035	$7,924	(1%)
Change in unearned premium reserve	(1)	53	2	232	54	(77%)

Earned premiums	2,623	2,621	2,626	7,803	7,870	1%

Losses and loss adjustment expenses
Current accident year before catastrophes	1,625	1,664	1,695	4,892	4,984	2%
Current accident year catastrophes	28	52	32	164	112	(32%)
Prior accident years [1]	4	(12)	(11)	(43)	(19)	56%

Total losses and loss adjustment expenses	1,657	1,704	1,716	5,013	5,077	1%
Underwriting expenses [2]	669	690	680	1,954	2,039	4%
Dividends to policyholders	4	10	5	16	19	19%

Underwriting results	$293	$217	$225	$820	$735	(10%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [3]	61.9	63.6	64.5	62.7	63.3	(0.6)
Current accident year catastrophes	1.1	2.0	1.2	2.1	1.4	0.7
Prior accident years [1] [4]	0.2	(0.5)	(0.4)	(0.5)	(0.2)	(0.3)

Total losses and loss adjustment expenses	63.1	65.1	65.3	64.2	64.5	(0.3)

Expenses	25.5	26.3	25.9	25.0	25.9	(0.9)
Policyholder dividends	0.2	0.4	0.2	0.2	0.2	—

Combined ratio	88.8	91.7	91.4	89.5	90.7	(1.2)

Catastrophes
Current year	1.1	2.0	1.2	2.1	1.4	0.7
Prior year	(0.2)	0.1	0.3	(0.9)	0.1	(1.0)

Catastrophe ratio	0.9	2.1	1.5	1.1	1.5	(0.4)

Combined ratio before catastrophes	87.9	89.6	89.9	88.3	89.2	(0.9)

Combined ratio before catastrophes and prior year development [4]	87.6	90.2	90.6	87.9	89.5	(1.6)

[1]	The nine months ended September 30, 2006 included a net release of catastrophe reserves of $74, primarily related to the 2004 and 2005 hurricanes. The nine months ended September 30, 2006 included a net reserve release of $38 primarily related to allocated loss adjustment expense reserves on workers’ compensation and package business in Small Commercial and a $45 strengthening of construction defects claim reserves in Specialty Commercial.

[2]	The nine months ended September 30, 2006 included a reduction to the Citizens’ assessment of $41. These assessments and reductions thereto related to 2004 and 2005 hurricanes. The nine months ended September 30, 2006 and 2007 included Citizens’ assessment recoupments of $7 and $5, respectively.

[3]	The three months ended June 30, 2007 included current accident year reserve strengthening, totaling 0.4 points, related to Personal Lines auto liability claims.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

PC-1a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2006	2006	2006	2006	2005	2006	Change
UNDERWRITING RESULTS
Written premiums [1]	$2,629	$2,707	$2,699	$2,623	$10,483	$10,658	2%
Change in unearned premium reserve	64	101	67	(2)	331	230	(31%)

Earned premiums [1]	2,565	2,606	2,632	2,625	10,152	10,428	3%

Losses and loss adjustment expenses
Current accident year before catastrophes	1,587	1,632	1,673	1,615	6,364	6,507	2%
Current accident year catastrophes	41	73	50	35	351	199	(43%)
Prior accident years [2]	(6)	(9)	(28)	(21)	36	(64)	NM

Total losses and loss adjustment expenses	1,622	1,696	1,695	1,629	6,751	6,642	(2%)

Underwriting expenses [3]	652	626	676	712	2,695	2,666	(1%)
Dividends to policyholders	4	4	8	(7)	15	9	(40%)

Underwriting results	$287	$280	$253	$291	$691	$1,111	61%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [4]	61.9	62.6	63.6	61.5	62.7	62.4	0.3
Current accident year catastrophes	1.6	2.8	1.9	1.4	3.5	1.9	1.6
Prior accident years [2] [5]	(0.2)	(0.4)	(1.1)	(0.8)	0.4	(0.6)	1.0

Total losses and loss adjustment expenses	63.3	65.1	64.4	62.1	66.5	63.7	2.8

Expenses	25.4	24.1	25.7	27.1	26.5	25.6	0.9
Policyholder dividends	0.2	0.1	0.3	(0.3)	0.1	0.1	—

Combined ratio	88.8	89.3	90.4	88.9	93.2	89.3	3.9

Catastrophes
Current year	1.6	2.8	1.9	1.4	3.5	1.9	1.6
Prior year	(0.7)	(0.7)	(1.5)	0.1	0.1	(0.7)	0.8

Catastrophe ratio	0.9	2.1	0.4	1.5	3.6	1.2	2.4

Combined ratio before catastrophes	87.9	87.1	90.0	87.4	89.6	88.1	1.5

Combined ratio before catastrophes and prior year development [5]	87.4	86.9	89.6	88.3	89.4	88.0	1.4

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $73 for the year ended December 31, 2005.

[2]	The year ended December 31, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims, strengthening of workers’ compensation reserves in Specialty Commercial of $70 and strengthening of Middle Market general liability reserves of $40. The year ended December 31, 2006 included a $70 net release of catastrophe reserves, primarily related to the 2004 and 2005 hurricanes, a net reserve release of $58 primarily related to allocated loss adjustment expense reserves on workers’ compensation and package business in Small Commercial and a $45 strengthening of construction defects claim reserves in Specialty Commercial.

[3]	The year ended December 31, 2005 included a Citizens’ assessment of $64. The year ended December 31, 2006 included a reduction to the Citizens’ assessment of $41. These assessments and reductions thereto related to 2004 and 2005 hurricanes. The year ended December 31, 2006 included Citizens’ assessment recoupments of $12.

[4]	The three months ended December 31, 2006 included a current accident year reserve release totaling 2.2 points, related to Personal Lines auto liability claims, Small Commercial and Middle Market workers’ compensation claims and Small Commercial package business.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

PC-1b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2007	2007	2007	2006	2007	Change
UNDERWRITING RESULTS
Written premiums [1]	$939	$1,039	$1,035	$2,936	$3,013	3%
Change in unearned premium reserve	(14)	72	51	126	109	(13%)

Earned premiums [1]	953	967	984	2,810	2,904	3%

Losses and loss adjustment expenses
Current accident year before catastrophes	593	628	659	1,803	1,880	4%
Current accident year catastrophes	17	32	26	91	75	(18%)
Prior accident years [2]	4	4	7	(30)	15	NM

Total losses and loss adjustment expenses	614	664	692	1,864	1,970	6%

Underwriting expenses [3]	209	219	214	625	642	3%

Underwriting results	$130	$84	$78	$321	$292	(9%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [4]	62.2	65.1	66.9	64.1	64.7	(0.6)
Current accident year catastrophes	1.8	3.3	2.6	3.2	2.6	0.6
Prior accident years [2] [5]	0.5	0.3	0.7	(1.1)	0.5	(1.6)

Total losses and loss adjustment expenses	64.5	68.7	70.1	66.3	67.8	(1.5)

Expenses	21.9	22.6	21.9	22.3	22.1	0.2

Combined ratio	86.4	91.3	92.0	88.6	89.9	(1.3)

Catastrophes
Current year	1.8	3.3	2.6	3.2	2.6	0.6
Prior year	—	0.3	0.4	(0.6)	0.2	(0.8)

Catastrophe ratio	1.8	3.6	3.0	2.6	2.8	(0.2)

Combined ratio before catastrophes	84.6	87.7	89.0	85.9	87.1	(1.2)

Combined ratio before catastrophes and prior year development [5] [6]	84.1	87.7	88.7	86.4	86.9	(0.5)

COMBINED RATIO
Automobile	90.7	95.9	95.9	94.0	94.2	(0.2)
Homeowners	74.8	79.0	81.9	72.9	78.6	(5.7)

Total	86.4	91.3	92.0	88.6	89.9	(1.3)

[1]	Written and earned premiums for Omni for the nine months ended September 30, 2006 were $94 and $108, respectively.

[2]	The nine months ended September 30, 2006 included a net release of catastrophe reserves of $17, primarily related to the 2004 and 2005 hurricanes.

[3]	The nine months ended September 30, 2006 included a reduction to the Citizens’ assessment of $19. These assessments and reductions thereto related to 2004 and 2005 hurricanes. The nine months ended September 30, 2006 and 2007 each included Citizens’ assessment recoupments of $3.

[4]	The three months ended June 30, 2007 included current accident year reserve strengthening, totaling 1.1 points, related to auto liability claims.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[6]	Excluding the effect of Omni, the Personal Lines combined ratio before catastrophes and prior accident year development for the nine months ended September 30, 2006 was 85.2.

PC-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2006	2006	2006	2006	2005	2006	Change
UNDERWRITING RESULTS
Written premiums [1]	$901	$1,013	$1,022	$941	$3,676	$3,877	5%
Change in unearned premium reserve	(18)	74	70	(9)	66	117	77%

Earned premiums [1]	919	939	952	950	3,610	3,760	4%

Losses and loss adjustment expenses
Current accident year before catastrophes	566	604	633	593	2,291	2,396	5%
Current accident year catastrophes	23	46	22	29	98	120	22%
Prior accident years [2]	14	(37)	(7)	(8)	(95)	(38)	60%

Total losses and loss adjustment expenses	603	613	648	614	2,294	2,478	8%

Underwriting expenses [3]	210	200	215	228	856	853	—

Underwriting results	$106	$126	$89	$108	$460	$429	(7%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [4]	61.5	64.5	66.3	62.7	63.5	63.8	(0.3)
Current accident year catastrophes	2.6	4.8	2.3	3.0	2.7	3.2	(0.5)
Prior accident years [2] [5]	1.5	(4.0)	(0.7)	(0.9)	(2.6)	(1.0)	(1.6)

Total losses and loss adjustment expenses	65.6	65.4	67.9	64.8	63.6	65.9	(2.3)

Expenses	22.9	21.2	22.8	23.8	23.7	22.7	1.0

Combined ratio	88.5	86.6	90.7	88.6	87.3	88.6	(1.3)

Catastrophes
Current year	2.6	4.8	2.3	3.0	2.7	3.2	(0.5)
Prior year	0.6	(1.2)	(1.1)	0.3	0.2	(0.4)	0.6

Catastrophe ratio	3.2	3.6	1.2	3.3	2.9	2.8	0.1

Combined ratio before catastrophes	85.3	83.0	89.5	85.3	84.4	85.8	(1.4)

Combined ratio before catastrophes and prior year development [5]	84.4	85.7	89.0	86.5	87.2	86.4	0.8

COMBINED RATIO
Automobile	93.2	92.2	96.6	92.5	90.7	93.6	(2.9)
Homeowners	74.5	70.4	73.7	77.5	76.6	74.0	2.6

Total	88.5	86.6	90.7	88.6	87.3	88.6	(1.3)

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $31 for the year ended December 31, 2005.

[2]	The year ended December 31, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims. The year ended December 31, 2006 included a net catastrophe reserve release of $14, primarily related to the 2004 and 2005 hurricanes.

[3]	The year ended December 31, 2005 included a Citizens’ assessment of $30. The year ended December 31, 2006 included a reduction to the Citizens’ assessment of $19. These assessments and reductions thereto related to 2004 and 2005 hurricanes. The year ended December 31, 2006 included Citizens’ assessment recoupments of $5.

[4]	The three months ended December 31, 2006 included a current accident year reserve release totaling 3.1 points, predominantly related to auto liability claims.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

PC-2b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2007	2007	2007	2006	2007	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$650	$727	$724	$1,950	$2,101	8%
Agency	269	293	294	824	856	4%
Other	20	19	17	162	56	(65%)

Total	$939	$1,039	$1,035	$2,936	$3,013	3%

EARNED PREMIUMS [1]

AARP	$653	$663	$680	$1,831	$1,996	9%
Agency	277	282	283	795	842	6%
Other	23	22	21	184	66	(64%)

Total	$953	$967	$984	$2,810	$2,904	3%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$699	$739	$732	$2,162	$2,170	—
Homeowners	240	300	303	774	843	9%

Total	$939	$1,039	$1,035	$2,936	$3,013	3%

EARNED PREMIUMS [1]

Automobile	$693	$705	$712	$2,089	$2,110	1%
Homeowners	260	262	272	721	794	10%

Total	$953	$967	$984	$2,810	$2,904	3%

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)
Automobile	—	—	—	(1%)	—	1%
Homeowners	8%	6%	5%	4%	6%	2%

Premium Retention
Automobile	89%	88%	88%	87%	88%	1%
Homeowners	100%	97%	94%	95%	97%	2%

New Business Premium $
Automobile	$117	$115	$108	$352	$340	(3%)
Homeowners	$37	$39	$36	$122	$112	(8%)

Policies in force
Automobile	2,313,512	2,342,883	2,359,246	2,314,116	2,359,246	2%
Homeowners	1,458,485	1,476,340	1,484,157	1,425,984	1,484,157	4%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

PC-3a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2006	2006	2006	2006	2005	2006	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$589	$678	$683	$630	$2,373	$2,580	9%
Agency	250	283	291	276	1,020	1,100	8%
Other	62	52	48	35	283	197	(30%)

Total	$901	$1,013	$1,022	$941	$3,676	$3,877	5%

EARNED PREMIUMS [1]

AARP	$595	$612	$624	$635	$2,296	$2,466	7%
Agency	258	266	271	273	997	1,068	7%
Other	66	61	57	42	317	226	(29%)

Total	$919	$939	$952	$950	$3,610	$3,760	4%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$690	$735	$737	$694	$2,753	$2,856	4%
Homeowners	211	278	285	247	923	1,021	11%

Total	$901	$1,013	$1,022	$941	$3,676	$3,877	5%

EARNED PREMIUMS [1]

Automobile	$686	$695	$708	$703	$2,728	$2,792	2%
Homeowners	233	244	244	247	882	968	10%

Total	$919	$939	$952	$950	$3,610	$3,760	4%

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)
Automobile	—	—	(1%)	(1%)	—	(1%)	(1%)
Homeowners	4%	4%	4%	6%	6%	5%	(1%)

Premium Retention
Automobile	86%	87%	87%	87%	87%	87%	—
Homeowners	94%	95%	95%	93%	94%	94%	—

New Business Premium $
Automobile	$109	$114	$129	$117	$426	$469	10%
Homeowners	$32	$44	$46	$39	$131	$161	23%

Policies in force
Automobile	2,252,977	2,277,520	2,314,116	2,276,165	2,222,689	2,276,165	2%
Homeowners	1,377,201	1,401,706	1,425,984	1,440,399	1,365,585	1,440,399	5%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

PC-3b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SMALL COMMERCIAL
UNDERWRITING RESULTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2007	2007	2007	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$740	$694	$664	$2,062	$2,098	2%
Change in unearned premium reserve	59	10	(19)	95	50	(47%)

Earned premiums	681	684	683	1,967	2,048	4%

Losses and loss adjustment expenses
Current accident year before catastrophes	397	399	406	1,144	1,202	5%
Current accident year catastrophes	7	12	6	29	25	(14%)
Prior accident years [1]	(5)	(27)	(47)	(55)	(79)	(44%)

Total losses and loss adjustment expenses	399	384	365	1,118	1,148	3%

Underwriting expenses [2]	197	197	197	553	591	7%
Dividends to policyholders	1	2	2	7	5	(29%)

Underwriting results	$84	$101	$119	$289	$304	5%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	58.3	58.4	59.4	58.2	58.7	(0.5)
Current accident year catastrophes	1.0	1.8	0.8	1.5	1.2	0.3
Prior accident years [1] [3]	(0.8)	(3.9)	(6.9)	(2.8)	(3.9)	1.1

Total losses and loss adjustment expenses	58.5	56.3	53.3	56.9	56.0	0.9

Expenses	28.9	28.8	28.8	28.1	28.8	(0.7)
Policyholder dividends	0.2	0.2	0.3	0.3	0.2	0.1

Combined ratio	87.6	85.4	82.4	85.3	85.1	0.2

Catastrophes Current year	1.0	1.8	0.8	1.5	1.2	0.3
Prior year	0.3	0.1	0.1	(1.1)	0.2	(1.3)

Catastrophe ratio	1.3	1.9	1.0	0.4	1.4	(1.0)

Combined ratio before catastrophes	86.3	83.4	81.5	84.9	83.7	1.2

Combined ratio before catastrophes and prior year development [3]	87.4	87.5	88.5	86.6	87.8	(1.2)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(1%)	(1%)	(1%)	1%	(1%)	(2%)

Premium Retention	85%	84%	84%	87%	84%	(3%)

New Business Premium $	$129	$126	$116	$413	$371	(10%)

Policies in force	1,005,879	1,020,262	1,031,855	979,655	1,031,855	5%

[1]	The nine months ended September 30, 2006 included a net reserve release of $23 related to allocated loss adjustment expense reserves on workers’ compensation and package business and a net catastrophe reserve release of $21, primarily related to the 2004 and 2005 hurricanes. The nine months ended September 30, 2007 included a net reserve release of $75 on workers’ compensation business for recent accident years.

[2]	The nine months ended September 30, 2006 included a reduction to the Citizens’ assessment of $10. These assessments and reductions thereto related to 2004 and 2005 hurricanes. The nine months ended September 30, 2006 and 2007 included Citizens’ assessment recoupments of $2 and $1, respectively.

[3]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

PC-4a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SMALL COMMERCIAL
UNDERWRITING RESULTS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2006	2006	2006	2006	2005	2006	Change
UNDERWRITING RESULTS
Written premiums [1]	$721	$684	$657	$666	$2,545	$2,728	7%
Change in unearned premium reserve	78	28	(11)	(19)	124	76	(39%)

Earned premiums [1]	643	656	668	685	2,421	2,652	10%

Losses and loss adjustment expenses
Current accident year before catastrophes	371	385	388	365	1,426	1,509	6%
Current accident year catastrophes	11	10	8	5	50	34	(32%)
Prior accident years [2]	(10)	(27)	(18)	(20)	(24)	(75)	NM

Total losses and loss adjustment expenses	372	368	378	350	1,452	1,468	1%

Underwriting expenses [3]	185	174	194	203	733	756	3%
Dividends to policyholders	1	2	4	(1)	4	6	50%

Underwriting results	$85	$112	$92	$133	$232	$422	82%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [4]	57.9	58.6	58.2	52.9	58.9	56.9	2.0
Current accident year catastrophes	1.6	1.6	1.2	0.8	2.1	1.3	0.8
Prior accident years [2] [5]	(1.6)	(4.1)	(2.7)	(3.0)	(1.0)	(2.8)	1.8

Total losses and loss adjustment expenses	57.8	56.2	56.7	50.7	60.0	55.3	4.7

Expenses	28.8	26.5	28.9	29.9	30.2	28.5	1.7
Policyholder dividends	0.2	0.3	0.5	(0.1)	0.2	0.2	—

Combined ratio	86.8	82.9	86.1	80.5	90.4	84.1	6.3

Catastrophes Current year	1.6	1.6	1.2	0.8	2.1	1.3	0.8
Prior year	(1.3)	0.5	(2.4)	0.4	0.4	(0.7)	1.1

Catastrophe ratio	0.3	2.1	(1.2)	1.2	2.5	0.6	1.9

Combined ratio before catastrophes	86.6	80.8	87.3	79.3	87.9	83.5	4.4

Combined ratio before catastrophes and prior year development [5]	86.9	85.4	87.6	82.7	89.3	85.6	3.7

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	—	1%	1%	—	2%	1%	(1%)

Premium Retention	87%	87%	88%	86%	88%	87%	(1%)

New Business Premium $	$149	$139	$125	$120	$581	$533	(8%)

Policies in force	941,265	964,329	979,655	991,979	921,952	991,979	8%

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $7 for the year ended December 31, 2005.

[2]	The year ended December 31, 2006 included a net reserve release of $33 related to allocated loss adjustment expense reserves on workers’ compensation and package business and a net catastrophe reserve release of $18 primarily related to the 2004 and 2005 hurricanes.

[3]	The year ended December 31, 2005 included a Citizens’ assessment of $16. The year ended December 31, 2006 included a reduction to the Citizens’ assessment of $10. These assessments and reductions thereto related to 2004 and 2005 hurricanes. The year ended December 31, 2006 included Citizens’ assessment recoupments of $3.

[4]	The three months ended December 31, 2006 included a current accident year reserve release totaling 3.1 points, related to workers’ compensation claims and package business.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

PC-4b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
MIDDLE MARKET
UNDERWRITING RESULTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2007	2007	2007	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$557	$536	$573	$1,803	$1,666	(8%)
Change in unearned premium reserve	(48)	(56)	(9)	(45)	(113)	(151%)

Earned premiums	605	592	582	1,848	1,779	(4%)

Losses and loss adjustment expenses Current accident year before catastrophes	380	381	384	1,151	1,145	(1%)
Current accident year catastrophes	5	5	(1)	34	9	(74%)
Prior accident years [1]	18	(2)	11	13	27	108%

Total losses and loss adjustment expenses	403	384	394	1,198	1,181	(1%)

Underwriting expenses [2]	167	168	165	476	500	5%
Dividends to policyholders	2	6	1	4	9	125%

Underwriting results	$33	$34	$22	$170	$89	(48%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	62.9	64.2	66.1	62.1	64.4	(2.3)
Current accident year catastrophes	0.7	0.9	—	1.8	0.5	1.3
Prior accident years [1] [3]	3.1	(0.5)	1.8	0.8	1.5	(0.7)

Total losses and loss adjustment expenses	66.8	64.6	67.9	64.7	66.4	(1.7)

Expenses	27.6	28.5	28.2	25.9	28.1	(2.2)
Policyholder dividends	0.2	1.1	0.3	0.2	0.5	(0.3)

Combined ratio	94.6	94.1	96.3	90.8	95.0	(4.2)

Catastrophes Current year	0.7	0.9	—	1.8	0.5	1.3
Prior year	(0.6)	(0.2)	(0.3)	(0.1)	(0.4)	0.3

Catastrophe ratio	0.1	0.8	(0.3)	1.7	0.2	1.5

Combined ratio before catastrophes	94.5	93.4	96.6	89.1	94.8	(5.7)

Combined ratio before catastrophes and prior year development [3]	90.7	93.7	94.5	88.2	93.0	(4.8)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(5%)	(4%)	(3%)	(4%)	(4%)	—

Premium Retention	78%	76%	77%	82%	77%	(5%)

New Business Premium $	$106	$97	$93	$347	$296	(15%)

Policies in force	79,244	79,539	79,813	78,502	79,813	2%

[1]	The nine months ended September 30, 2006 included a net reserve release of $15 primarily related to allocated loss adjustment expense reserves on workers’ compensation business. The nine months ended September 30, 2007 included reserve strengthening of $40 on workers’ compensation business for older accident years.

[2]	The nine months ended September 30, 2006 included a reduction to the Citizens’ assessment of $12. These assessments and reductions thereto related to 2004 and 2005 hurricanes. The nine months ended September 30, 2006 and 2007 included Citizens’ assessment recoupments of $2 and $1, respectively.

[3]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

PC-5a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
MIDDLE MARKET
UNDERWRITING RESULTS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2006	2006	2006	2006	2005	2006	Change
UNDERWRITING RESULTS
Written premiums [1]	$582	$586	$635	$642	$2,445	$2,445	—
Change in unearned premium reserve	(36)	(22)	13	36	90	(9)	NM

Earned premiums [1]	618	608	622	606	2,355	2,454	4%

Losses and loss adjustment expenses
Current accident year before catastrophes	380	362	409	382	1,431	1,533	7%
Current accident year catastrophes	4	14	16	2	38	36	(5%)
Prior accident years [2]	25	1	(13)	2	52	15	(71%)

Total losses and loss adjustment expenses	409	377	412	386	1,521	1,584	4%

Underwriting expenses [3]	161	153	162	181	669	657	(2%)
Dividends to policyholders	2	(1)	3	2	2	6	NM

Underwriting results	$46	$79	$45	$37	$163	$207	27%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [4]	61.1	60.0	65.1	64.2	60.7	62.6	(1.9)
Current accident year catastrophes	0.8	2.2	2.6	0.3	1.6	1.5	0.1
Prior accident years [2] [5]	4.1	0.2	(2.0)	0.1	2.2	0.6	1.6

Total losses and loss adjustment expenses	66.0	62.3	65.7	64.6	64.6	64.7	(0.1)

Expenses	26.2	24.9	26.6	29.0	28.5	26.7	1.8
Policyholder dividends	0.2	(0.2)	0.5	0.2	0.1	0.2	(0.1)

Combined ratio	92.5	87.0	92.9	93.8	93.2	91.6	1.6

Catastrophes
Current year	0.8	2.2	2.6	0.3	1.6	1.5	0.1
Prior year	2.4	(1.2)	(1.6)	0.4	(0.2)	—	(0.2)

Catastrophe ratio	3.2	1.0	1.0	0.7	1.4	1.5	(0.1)

Combined ratio before catastrophes	89.3	86.0	91.8	93.1	91.7	90.1	1.6

Combined ratio before catastrophes and prior year development [5]	87.6	84.7	92.3	93.4	89.3	89.5	(0.2)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(4%)	(4%)	(5%)	(6%)	(5%)	(5%)	—

Premium Retention	81%	81%	83%	83%	81%	82%	1%

New Business Premium $	$113	$110	$124	$115	$600	$462	(23%)

Policies in force	77,719	78,175	78,502	78,747	77,350	78,747	2%

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $8 for the year ended December 31, 2005.

[2]	The year ended December 31, 2005 included a $40 increase in general liability reserves. The year ended December 31, 2006 included a net reserve release of $25 primarily related to allocated loss adjustment expense reserves on workers’ compensation business.

[3]	The year ended December 31, 2005 included a Citizens’ assessment of $17. The year ended December 31, 2006 included a reduction to the Citizens’ assessment of $12. These assessments and reductions thereto related to 2004 and 2005 hurricanes. The year ended December 31, 2006 included Citizens’ assessment recoupments of $3.

[4]	The three months ended December 31, 2006 included a current accident year reserve release totaling 1.2 points, related to workers’ compensation claims.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

PC-5b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2007	2007	2007	2006	2007	Change

UNDERWRITING RESULTS
Written premiums	$386	$405	$356	$1,234	$1,147	(7%)
Change in unearned premium reserve	2	27	(21)	56	8	(86%)

Earned premiums	384	378	377	1,178	1,139	(3%)

Losses and loss adjustment expenses
Current accident year before catastrophes	255	256	246	794	757	(5%)
Current accident year catastrophes	(1)	3	1	10	3	(70%)
Prior accident years [1]	(13)	13	18	29	18	(38%)

Total losses and loss adjustment expenses	241	272	265	833	778	(7%)

Underwriting expenses	96	106	104	300	306	2%
Dividends to policyholders	1	2	2	5	5	—

Underwriting results	$46	$(2)	$6	$40	$50	25%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	65.7	68.0	65.5	67.7	66.4	1.3
Current accident year catastrophes	0.1	0.6	0.2	0.8	0.3	0.5
Prior accident years [1] [2]	(3.6)	3.8	5.0	2.4	1.7	0.7

Total losses and loss adjustment expenses	62.2	72.4	70.7	70.9	68.4	2.5

Expenses	25.2	27.8	27.7	25.3	26.9	(1.6)
Policyholder dividends	0.4	0.4	0.3	0.5	0.4	0.1

Combined ratio	87.8	100.6	98.6	96.6	95.7	0.9

Catastrophes
Current year	0.1	0.6	0.2	0.8	0.3	0.5
Prior year	(1.1)	—	1.2	(2.9)	0.1	(3.0)

Catastrophe ratio	(1.0)	0.6	1.4	(2.1)	0.4	(2.5)

Combined ratio before catastrophes	88.8	100.0	97.2	98.7	95.3	3.4

Combined ratio before catastrophes and prior year development [2]	91.4	96.3	93.5	93.4	93.7	(0.3)

[1]	The nine months ended September 30, 2006 included a net catastrophe reserve release of $34, primarily related to the 2004 and 2005 hurricanes and an increase of $45 for construction defects claims.

[2]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

PC-6a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2006	2006	2006	2006	2005	2006	Change

UNDERWRITING RESULTS
Written premiums [1]	$425	$424	$385	$374	$1,817	$1,608	(12%)
Change in unearned premium reserve	40	21	(5)	(10)	51	46	(10%)

Earned premiums [1]	385	403	390	384	1,766	1,562	(12%)

Losses and loss adjustment expenses
Current accident year before catastrophes	270	281	243	275	1,216	1,069	(12%)
Current accident year catastrophes	3	3	4	(1)	165	9	(95%)
Prior accident years [2]	(35)	54	10	5	103	34	(67%)

Total losses and loss adjustment expenses	238	338	257	279	1,484	1,112	(25%)

Underwriting expenses	96	99	105	100	437	400	(8%)
Dividends to policyholders	1	3	1	(8)	9	(3)	NM

Underwriting results	$50	$(37)	$27	$13	$(164)	$53	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	70.6	68.7	63.6	69.9	68.9	68.2	0.7
Current accident year catastrophes	0.5	1.1	0.8	—	9.3	0.6	8.7
Prior accident years [2] [3]	(8.8)	13.3	2.2	1.9	5.8	2.3	3.5

Total losses and loss adjustment expenses	62.4	83.0	66.7	71.7	84.1	71.1	13.0

Expenses	24.1	25.9	25.7	27.2	24.6	25.7	(1.1)
Policyholder dividends	0.5	0.5	0.5	(2.1)	0.5	(0.1)	0.6

Combined ratio	87.0	109.5	92.9	96.8	109.2	96.7	12.5

Catastrophes
Current year	0.5	1.1	0.8	—	9.3	0.6	8.7
Prior year	(7.7)	(0.5)	(0.6)	(1.2)	0.1	(2.5)	2.6

Catastrophe ratio	(7.2)	0.6	0.2	(1.2)	9.5	(1.9)	11.4

Combined ratio before catastrophes	94.1	108.9	92.7	98.0	99.7	98.5	1.2

Combined ratio before catastrophes and prior year development [3]	95.2	95.2	89.9	95.0	94.1	93.8	0.3

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $27 for the year ended December 31, 2005.

[2]	The year ended December 31, 2005 included workers compensation reserve strengthening of $70. The year ended December 31, 2006 included an increase of $45 for construction defect claims and a net catastrophe reserve release of $38, primarily related to the 2004 and 2005 hurricanes.

[3]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

PC-6b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2007	2007	2007	2006	2007	Change

WRITTEN PREMIUMS [1]

Property	$41	$59	$44	$161	$144	(11%)
Casualty	165	147	119	465	431	(7%)
Professional Liability, Fidelity and Surety	159	178	173	510	510	—
Other	21	21	20	98	62	(37%)

Total	$386	$405	$356	$1,234	$1,147	(7%)

EARNED PREMIUMS [1]

Property	$52	$49	$52	$160	$153	(4%)
Casualty	141	138	130	443	409	(8%)
Professional Liability, Fidelity and Surety	170	168	176	485	514	6%
Other	21	23	19	90	63	(30%)

Total	$384	$378	$377	$1,178	$1,139	(3%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

PC-7a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2006	2006	2006	2006	2005	2006	Change

WRITTEN PREMIUMS [1]

Property	$43	$69	$49	$51	$211	$212	—
Casualty	188	145	132	117	826	582	(30%)
Professional Liability, Fidelity and Surety	157	174	179	187	613	697	14%
Other	37	36	25	19	167	117	(30%)

Total	$425	$424	$385	$374	$1,817	$1,608	(12%)

EARNED PREMIUMS [1]

Property	$55	$54	$51	$53	$245	$213	(13%)
Casualty	144	151	148	136	796	579	(27%)
Professional Liability, Fidelity and Surety	154	160	171	165	555	650	17%
Other	32	38	20	30	170	120	(29%)

Total	$385	$403	$390	$384	$1,766	$1,562	(12%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

PC-7b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Nine Months Ended September 30, 2007
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/07 — gross	$1,959	$3,421	$4,517	$6,378	$16,275	$5,716	$21,991
Reinsurance and other recoverables	134	214	477	2,262	3,087	1,300	4,387

Liabilities for unpaid losses and loss adjustment expenses at 1/1/07 — net	1,825	3,207	4,040	4,116	13,188	4,416	17,604

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	1,880	1,202	1,145	757	4,984	—	4,984
Current accident year catastrophes	75	25	9	3	112	—	112
Prior accident years	15	(79)	27	18	(19)	173	154

Total provision for unpaid losses and loss adjustment expenses	1,970	1,148	1,181	778	5,077	173	5,250

Payments	(1,895)	(912)	(895)	(565)	(4,267)	(418)	(4,685)
Reallocation of reserves for unallocated loss adjustment expenses [1]	(58)	(105)	(86)	124	(125)	125	—

Liabilities for unpaid losses and loss adjustment expenses at 9/30/07 — net	1,842	3,338	4,240	4,453	13,873	4,296	18,169
Reinsurance and other recoverables	56	182	435	2,373	3,046	982	4,028

Liabilities for unpaid losses and loss adjustment expenses at 9/30/07 — gross	$1,898	$3,520	$4,675	$6,826	$16,919	$5,278	$22,197

Earned premiums	$2,904	$2,048	$1,779	$1,139	$7,870	$3	$7,873
Loss and loss expense paid ratio	65.2	44.5	50.4	49.7	54.2
Loss and loss expense incurred ratio	67.8	56.0	66.4	68.4	64.5
Prior accident year development (pts.)	0.5	(3.9)	1.5	1.7	(0.2)

[1]	Prior to the second quarter of 2007, the Company evaluated the adequacy of the reserves for unallocated loss adjustment expenses on a company-wide basis. During the quarter ended June 30, 2007, the Company refined its analysis of the reserves at the segment level, resulting in the reallocation of reserves among segments.

PC-8

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Year Ended December 31, 2006
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/06 — gross	$2,152	$3,023	$4,172	$6,073	$15,420	$6,846	$22,266
Reinsurance and other recoverables	385	192	565	2,306	3,448	1,955	5,403

Liabilities for unpaid losses and loss adjustment expenses at 1/1/06 — net	1,767	2,831	3,607	3,767	11,972	4,891	16,863

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	2,396	1,509	1,533	1,069	6,507	—	6,507
Current accident year catastrophes	120	34	36	9	199	—	199
Prior accident years	(38)	(75)	15	34	(64)	360	296

Total provision for unpaid losses and loss adjustment expenses	2,478	1,468	1,584	1,112	6,642	360	7,002

Payments	(2,309)	(1,092)	(1,151)	(763)	(5,315)	(835)	(6,150)
Net reserves of Omni business sold	(111)	—	—	—	(111)	—	(111)

Liabilities for unpaid losses and loss adjustment expenses at 12/31/06 — net	1,825	3,207	4,040	4,116	13,188	4,416	17,604
Reinsurance and other recoverables	134	214	477	2,262	3,087	1,300	4,387

Liabilities for unpaid losses and loss adjustment expenses at 12/31/06 — gross	$1,959	$3,421	$4,517	$6,378	$16,275	$5,716	$21,991

Earned premiums	$3,760	$2,652	$2,454	$1,562	$10,428	$5	$10,433
Loss and loss expense paid ratio	61.4	41.1	47.1	48.6	51.0
Loss and loss expense incurred ratio	65.9	55.3	64.7	71.1	63.7
Prior accident year development (pts.)	(1.0)	(2.8)	0.6	2.3	(0.6)

PC-9

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Year Ended December 31, 2005
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/05 — gross	$2,000	$2,532	$3,638	$5,406	$13,576	$7,753	$21,329
Reinsurance and other recoverables	190	115	413	2,037	2,755	2,383	5,138

Liabilities for unpaid losses and loss adjustment expenses at 1/1/05 — net	1,810	2,417	3,225	3,369	10,821	5,370	16,191

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	2,291	1,426	1,431	1,216	6,364	—	6,364
Current accident year catastrophes	98	50	38	165	351	—	351
Prior accident years	(95)	(24)	52	103	36	212	248

Total provision for unpaid losses and loss adjustment expenses	2,294	1,452	1,521	1,484	6,751	212	6,963

Payments	(2,337)	(1,038)	(1,139)	(1,086)	(5,600)	(691)	(6,291)

Liabilities for unpaid losses and loss adjustment expenses at 12/31/05 — net	1,767	2,831	3,607	3,767	11,972	4,891	16,863
Reinsurance and other recoverables	385	192	565	2,306	3,448	1,955	5,403

Liabilities for unpaid losses and loss adjustment expenses at 12/31/05 — gross	$2,152	$3,023	$4,172	$6,073	$15,420	$6,846	$22,266

Earned premiums	$3,610	$2,421	$2,355	$1,766	$10,152	$4	$10,156
Loss and loss expense paid ratio	64.7	42.9	48.3	61.6	55.1
Loss and loss expense incurred ratio	63.6	60.0	64.6	84.1	66.5
Prior accident year development (pts.)	(2.6)	(1.0)	2.2	5.8	0.4

PC-10